[TEXT]

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                                                                      [LOGO]
                                                                 THE GABELLI
                                                                     GLOBAL
                                                                     MULTIMEDIA
                                                                     TRUST INC.

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Annual Report
December 31, 1997

                                    [LOGO]
                               THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.

                     [GRAPHICS OF NATIONAL FLAGS OMITTED]]

                                       USA
                               Canada        UK
                       Australia                 Belgium
                 Germany                               Japan
            S. Korea                                        Mexico
        France                                                   Italy


              Investment Objective:

              The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    This report is printed on recycled paper.

To Our Shareholders,

      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equities funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, second tier large cap and mid and small cap indices also posted solid gains. 1997 was a particularly good year for global multimedia stocks as was evidenced by the strong returns of The Gabelli Global Multimedia Trust.

      In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

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     [LOGO]
THE GABELLI
    GLOBAL
    MULTIMEDIA
    TRUST INC.

Investment Performance

      For the twelve months ended December 31, 1997, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 34.4% to $9.91 on December 31, 1997. This compares to the average 13.0% increase of the 212 Global Funds tracked by Lipper Analytical Services. For the fourth quarter ended December 31, 1997, the Fund's net asset value increased 7.7%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 68.8% total return after adjusting for the rights offering and all distributions. This equates to a 18.2% average annual return.

      The Multimedia Trust's common shares ended the fourth quarter at $8.75 per share on the New York Stock Exchange, up 12.1% for the quarter and an increase of 39.6% for the year. The common shares have increased 39.8% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 3 years at The Gabelli Global Multimedia Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Corporate Governance

      One of The Gabelli Global Multimedia Trust's benchmark objectives is to increase the public market price to equal or exceed the net asset value. That is, to eliminate the current market discount. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in July of 1996.

Stock Repurchase Plan - Q & A

Q: What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q: When did the Multimedia Trust implement a stock repurchase plan?

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 1997, 464,133 shares were repurchased in the open market.

      Back on October 19, 1987, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

      Similarly, the first company on the New York Stock Exchange to announce a stock repurchase program on October 27, 1997 - a day in which the market declined 554.26 points, or 7.2% -- was our other affiliated closed-end fund, The Gabelli Convertible Securities Fund.

Q: What is the benefit of a stock repurchase plan?

      When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets sales of fund shares.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of December 31, 1997. The geographic alloca tion will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) compa nies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1997.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/97

    [The following table was depicted as a pie chart in the printed material]

United States            80.6%

Europe                    5.9%

Latin America             5.3%

Canada                    4.9%

Asia/Pacific Rim          3.3%

    [The following table was depicted as a pie chart in the printed material]

Distribution             62.5%

Copyright/Creativity     37.5%

COMMENTARY

1997 Revisited

      Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. If I can borrow from Joseph Heller's classic novel Catch 22, we total up the "feathers in our cap" and "black eyes". This year, the former vastly outnumber the latter. Heading our "feathers in cap" list is deals. In 1997, the Trust bid a cheerful farewell to several portfolio holdings which found new homes under other corporate roofs. Also prominent on our list are cable television stocks, Cablevision Systems (CVC - $95.75 - ASE), Tele-Communications, Inc. (TCOMA - $27.9375 - Nasdaq) and Comcast (CMCSA - $31.875 -Nasdaq), which gained 212.7%, 113.9% and 80.9%, respectively, over the course of the year, thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Cable network stocks, BET Holdings (BTV - $54.625 - NYSE), Liberty Media Group (LBTYA - $36.25
- Nasdaq) and Home Shopping Network (HSNI - $51.50 - Nasdaq), also soared as investors acknowledged the escalating value of these established distribution channels. Telecommunications stocks including AirTouch Communications (ATI - $41.5625 - NYSE), Sprint (FON - $58.625 - NYSE), and Century Telephone (CTL - $49.8125 - NYSE) buoyed returns. Radio and television broadcasters such as Baton Broadcasting (BNB - $17.50 - Toronto), Cox Radio (CXR - $40.25 - NYSE), Clear Channel Communications (CCU - $79.4375 - NYSE), American Radio Systems (AFM - $53.3125 - NYSE) and Jacor Communications (JCOR - $53.125 - Nasdaq) were high on our leader board, and even Media General (MEG'A - $41.8125 -ASE)
-- long a disappointment -- rose 38.2%.

      Our "black eyes" list had a distinct Asian accent, with Asian companies in virtually every multimedia category suffering all the severe symptoms of the Asian Flu. Among our larger holdings, Viacom (VIA - $40.875 - ASE) and Seagrams (VO - $32.3125 - NYSE) disappointed. We view these two as loaded laggards capable of making substantial performance contributions in the year ahead.

1998: Will it be Another Good Year for Multimedia Stocks

      After several years of under-performing relative to other market sectors, telecommunications, cable television, cable network, broadcast, and filmed entertainment producers were among 1997's best performing industry groups. There are a number of reasons why these sleeping giants awoke. Cable television operators did a good job protecting market share from satellite broadcasters and received strong strategic and financial backing from leading technology companies committed to making CATV companies' coaxial connections into American homes the primary internet transmission highway. We think the cable television industry is in terrific shape. The systems are built out. Strong financial partners are providing the capital for technological upgrades. Cash flows from traditional cable TV services are trending up and new services are finally coming on stream. This industry, which Wall Street had written off a year ago, has a very promising future.

      The same can be said for cable networks. Until cable television operators fully upgrade systems to provide more channel capacity, the existing network slots will be coveted by programmers and advertisers. We expect to see continuing consolidation in the industry and strategic partners that can help maximize cash flow and profits.

      Telecommunications stocks probably offer the greatest long term upside potential. The global deregulation of the telecommunications industry is finally unfolding. Giant mergers will take place as the big players jockey for domestic and global market share. WorldCom's acquisition of MCI will not be the last mega-deal in the industry. We think AT&T will go after someone -GTE? Cable and Wireless? Smaller companies like Southern New England Telephone and Century Telephone must also be viewed as potential targets.

      Filmed entertainment producers like Time Warner (Warner Brothers), Viacom (Paramount), and Seagrams (MCA) will be able to premium price entertainment products as the global expansion in entertainment distribution systems heightens already strong demand. Broadcasters should also do well as deregulation continues to spawn consolidation in the industry.

      So, we think the short, intermediate and long term prospects for global multimedia stocks are exciting and continue to believe these industry groups will be market leaders in 1998 and beyond.

      Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve interest rate hike. Long-term interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

      The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings from U.S. operations growth will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead. Other issues on our "Bear Watch" include:

      o The Asian Flu spreading to Latin American currencies and economies.

      o An upswing in wage inflation not offset by productivity gains.

      o The emergence of trade barriers that cause a global political backlash.

      o A disruption of oil flow from the Middle East.

      o The lame duck administration. Will Greenspan and Rubin retire before 2000 causing a crisis in confidence, if not in the economy?

      o Last, but not least, the level of the market -- valuations are high and the margin of safety relatively low.

      How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.

      Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "be prepared". Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves. We doubt the Trust will be able to duplicate its terrific 1997 returns in what should be a much more challenging market.

Deals, Deals, Deals

      There was an estimated $919 billion in domestic mergers and acquisition activity during 1997. We do not believe a market correction will materially slow deal activity in the year ahead. While we will probably continue to see some big companies being taken over, much of the action will likely be in smaller, family dominated public companies, as owner/managers take advantage of reduced long term capital gains taxes to monetize their investments.

--------------------------------------------------------------------------------
                        Deals - "Third Wave of Takeovers"
                                  ($ Billions)

                               1993       1994       1995       1996      1997E
                               ----       ----       ----       ----      -----

Worldwide Deals              $  452     $  575     $  950     $1,140     $1,600
U.S. Deals                      234        340        511        652        919
                                 52%        59%        54%        57%        57%

U.S. Deals                   $  234     $  340     $  511     $  652     $  919
Cash Deals                      131        212        254        356        414
                                 56%        62%        50%        55%        45%

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
--------------------------------------------------------------------------------

And the Winner Is?

      Despite giving up a lot of financial weight and reach to its better known opponent, little Starwood Lodging (HOT - $57.875 - NYSE) upset Hilton Hotels (HLT - $29.75 - NYSE) in the battle for ITT (ITT - $82.875 - NYSE). The deal, which is scheduled to close in February 1998, is for 30% in cash and the balance in Starwood stock -- about an $83 per share value at year end. We sided with the heavily favored Hilton, primarily due to the higher cash component of its offer. However, since the cost per share of the Trust's ITT holdings was approximately $68 per share, we were hardly distraught over the outcome.

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Bottoms Up

      We believe the biblical adage "those that are last shall be first" may be prophetic for several of the laggards in the Trust's portfolio. Seagram stock declined 16.6% in 1997. Investors appear to think Seagram (VO - $32.3125 - NYSE) will have a tough time competing against the new Grand Metropolitan/Guiness combination, which will be a global spirits powerhouse. The fact that 20% of Seagram's spirits sales are from Asia is another justifiable concern. Problems duly noted, we see a company that is making some good moves. Seagram bought out partner Viacom's (VIA - $40.875 - ASE) 50% stake in the USA Network and then repackaged it in a deal with Home Shopping Network's Barry Diller, a terrific entertainment programmer. We believe Diller will further energize USA and Seagram will put the $1.2 billion in cash received in the transaction to good use by making an acquisition to bolster its spirits business and/or by funding another round of share repurchases. In fiscal 1997 (June 30) the company repurchased 11 million shares and thus far in fiscal 1998, it has brought in another 10 million. Its other businesses are doing relatively well. Under Frank Biondi's leadership, MCA is rebounding. Tropicana is generating plenty of cash. Seagram still has 26.8 million shares of Time Warner (TWX - $62.00 - NYSE) worth approximately $1.65 billion, and over 70 million shares of Home Shopping Network -- a stock we like. While Seagram's short term earnings prospects are cloudy, we believe the stock is trading well below the company's increasing economic value.

A Loaded Laggard

      Viacom is the portfolio's most prominent loaded laggard. We think the new management is making progress at Blockbuster Video and can re-invigorate cash flows from this troubled division. Simon & Schuster and Prentice Hall are well-positioned in the educational publishing business, but we believe Viacom will liquidate these assets. And, the value of the MTV, VH1 and Nickelodeon cable networks just keeps growing. Chairman Sumner Redstone is a proud and competitive man --this is a fellow who survived a hotel fire by hanging by his finger tips from a balcony. We don't think he will give up until he gets Viacom stock back up to where it belongs.

Mr. Market

      Each year, we like to leave our shareholders with something to think about. This year, we quote verbatim from Professor Benjamin Graham's classic, The Intelligent Investor.

      "Let us close this section with something in the nature of a parable. Imagine that in some private business you own a small share which cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

      At Gabelli Funds, we want to take advantage of "Mr. Market's" generosity--buying shares of businesses he offers us at prices below our appraisal of their true worth, and selling back to him (or someone else) when prices equal or exceed true value. It is this simple philosophy that guides us in good markets and bad.

"The Tigers' Currency Crisis and Six Months to the EMU"

      On Wednesday, November 19 we were privileged to have the distinguished Karl Otto Pohl, the former President of Germany's Bundesbank and a Director of the Multimedia Trust, give an address on subjects ranging from the currency crisis in Southeast Asia to the establishment of European Monetary Union. We wanted to share Mr. Pohl's comments with you.

Karl Otto Pohl:

      Thank you for inviting me to speak to you today. Foremost on everyone's minds is probably the situation in Southeast Asia and its impact on the rest of the world. I will begin by confessing that I was surprised by the currency crisis and attendant economic problems in the region. I suppose most economists and market observers were accustomed to strong growth in these countries and overlooked the speculative excesses that had built up in these economies. I was in Indonesia in July and at that time, the consensus was that Thailand was an isolated incident and the rest of the Asian Tigers' currencies and economies were secure. We now know the consensus was quite wrong. The brush fire in Thailand spread quickly throughout the region destroying currencies and threatening economic growth in almost every Southeast Asian nation. Currency speculators played a role in the process, but they are not the cause of the problems. Over-capacity, over-borrowing and euphoria in the regions' equities and real estate markets deserve much of the blame with regional currencies' ties to the strong U.S. dollar also fanning the flames.

Is the crisis now over?

      I'm not sure. I am skeptical of the long-term benefits of financial bailouts by the International Monetary Fund like the $40 billion package put together to rescue Indonesia, a very small economic entity on the global stage. This strategy, which is supported by the U.S., may dampen volatility by discouraging currency speculation and limiting immediate economic disruption. However, in the long run, I believe problems are better solved by letting the markets do their job. Burned fingers make people more careful around the fire. Will the currency crisis in Southeast Asia spread to other parts of the world? One has to be concerned by the high current account deficit and overvalued currency in Brazil.

What happens to the Hong Kong Dollar?

      Generally, I question the benefit of pegging currencies to the world's strongest. However, I believe Hong Kong may be justified in doing everything in its power to defend its currency peg to the U.S. dollar. Failure to preserve the peg would threaten Hong Kong's position as the region's financial center. As much as Singapore would like to see its rival's demise, support from mainland China and Hong Kong's substantial U.S. dollar reserves should allow it to successfully defend the peg.

The Spillover to Japan

      I am less concerned about what may happen to the economies of smaller countries like Thailand, Indonesia, and Malaysia, than the impact economic weakness in the Pacific Rim will have on larger economic entities like Korea and particularly Japan. With substantial over-capacity and a still vulnerable currency, Korea is in trouble. I have never seen the Japanese so frustrated. The Japanese government and Japanese corporate leaders are at a loss as to how to get out of the current economic quagmire. At 0.5%, the discount rate is already quite low. Dropping short-term rates even lower is not likely to accomplish much. Budget deficits prevent the government from spending much to bolster the economy--it is interesting to note that because of a deficit that equals 7% of GDP, Japan would not qualify for entry into the European Monetary Union. This summer, I had lunch with the Board of Nippon Life and met with the Chairman of Fuji Bank. They didn't seem to have any answers. Recently, a major commercial bank was allowed to go under. Interestingly, the Japanese stock market rallied on the news. I don't believe any of the Japanese money center banks are in serious trouble, but I can't fully discount the possibility. Perhaps the long-term solution for Korea and Japan is to run companies with a view to increasing share of profits rather than just share of markets.

For every cloud, there's . . .

      The silver lining in the economic cloud hanging over Southeast Asia and Japan is its favorable impact on inflation in the U.S. and Europe. Over-capacity and weaker currencies in Asia will translate into more imports and lower prices in the developed nations. U.S. Federal Reserve Chairman Alan Greenspan has already acknowledged that the problems in Southeast Asia will likely help eliminate inflationary pressure in the U.S. economy. I believe Mr. Greenspan is also concerned that any increase in U.S. rates may have a very negative effect on worldwide financial markets. So, I doubt we will see the Fed raise short-term rates for the foreseeable future. As I predicted, long-term U.S. bond rates are already coming down. Supply/demand factors in the bond market are favorable and the federal budget deficit is shrinking dramatically. I expect we will see the 30 year Treasury Bond yield dropping below 6% relatively soon and perhaps trending even lower over the next year. As the yield curve flattens, the Fed may be more inclined to reduce short-term rates rather than raise them. This, of course, will be good for U.S. stocks and bonds.

The Status on the EMU

      The second subject of great interest to most economists and investors is European Monetary Union. It is going to happen ahead of schedule in May 1998 with 11 nations including Italy, Spain and Portugal participating. Greece is not ready and for many reasons, the UK does not wish to join at this time, nor will Sweden and Denmark. Part of the process of monetary union is to establish fixed exchange rates for all European currencies--in essence, creating one currency with many different names. For this to work, Europe must have a single monetary policy, which will be accomplished by the creation of an independent European central bank in 1998. For the time being, Germany's Bundesbank will fill that role. That is why the Bundesbank is pushing up short-term rates in Germany despite an economy that is just now gaining some momentum and an inflation rate under 2%. Concurrently, interest rates will have to come down in countries like Italy, Spain and Ireland despite a robust economy. These changes in short-term interest rates are being instituted solely to make monetary union easier to effectuate.

      What does European Monetary Union mean for global exchange rates? I believe the united European currencies will prove to be an alternative to the U.S. dollar as a strong and stable currency. If I am right, the dollar will weaken versus the D-mark. I think the U.S. dollar will strengthen to as much as 135-140 against the Japanese Yen. There has been a lot of speculation that Japanese financial institutions will be forced to abandon the U.S. bond market. This is not likely to happen. Japanese banks and insurance companies need to generate a 5-6% return on investment to meet their financial obligations. Right now, the U.S. bond market is the only safe place they can get these kind of returns.

Mergers & Acquisitions and the EURO

      In the year ahead, I expect European economies to continue to grow, albeit not as rapidly as consensus estimates. For example, I am seeing projections of 3% GDP growth for Germany. With weaker Asian currencies restraining German exports, I suspect GDP growth will come in closer to 2.5%. European Monetary Union will spawn more cross-border mergers and acquisitions. Consolidation will benefit European companies as it has American companies in recent years. To date, cross border corporate transactions have been difficult to accomplish. It will get easier and corporate combinations that make economic sense will be realized.

      I have now taken enough of your time ruminating on current events. I hope my comments have given you some beneficial insight on global financial markets. Now, let's go back to work.

Preferred Stock -- An Investment For The Future

      In the first quarter of 1997, the Board of Directors of The Gabelli Global Multimedia Trust authorized management to consider an offering of preferred stock. On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Service Inc. Shareholder response has been positive and we appreciate the efforts of Smith Barney and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

      The Trust issued 1,250,000 Preferred Shares at $25 with an annual dividend rate of $1.98 per share paying semi-annually starting in December 1997. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $25.4375 on December 31, 1997. We thought we would answer some questions about preferred stock.

Q: What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $1.98. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q: How would Preferred Shares benefit Common Shareholders?

      From its inception on November 15, 1994 through December 31, 1997, the Multimedia Trust has earned a 18.2% average annual return. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q: Why did the Trust consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Trust is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Trust to take advantage of these low rates.

Q: Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost efficient manner at less than $0.13 per share. This modest investment provided the underpinnings for successful returns in the future and incrementally boosted the Trust's twelve month returns to 34.4% with the preferred offering versus 29.1% had the Preferred Shares not been issued.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily trans late into higher stock prices, but they do express a positive trend which we believe will develop over time.

Ascent Entertainment Group Inc. (GOAL - $10.375 - Nasdaq) operates entertainment distribution and production businesses. Ascent owns 57% of On Command Corp. and owns the Denver Nuggets and the Colorado Avalanche. The Denver Arena Co., a division of Ascent, is building a new arena in Denver to house these professional basketball and hockey teams. The arena is expected to open for the 1999-2000 NBA and NHL seasons.

BET Holdings Inc. (BTV - $54.625 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $425 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. BET reaches over 45 million cable households. BET on Jazz: The Cable Jazz Channel has attracted one million subscribers since its launch in 1996. Action Pay-Per-View's subscriber base grew by one million to over eight million as the service expanded beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. A $48 per share offer to take BTV private from a group led by founder Robert Johnson has been declared inadequate by the board's independent member.

Cablevision Systems Corp. (CVC - $95.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision is also purchasing Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Grupo Televisa SA (TV - $38.6875 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $43.125 - Nasdaq) and Univision Communications (UVN - $69.8125 - NYSE). A five year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

LIN Television Corp. (LNTV - $54.50 - Nasdaq) owns and operates eight network-affiliated television stations. In October, LIN agreed to be acquired by Hicks, Muse, Tate & Furst, a Dallas-based investment firm for $55 a share, or approximately $1.9 billion. The transaction gives AT&T, which owns 45% of LIN, the vehicle to cash out its investment before the 1998 deadline by which it had to either buy the rest of LIN or put the company up for sale. Hicks Muse is paying a multiple of over 13 times LIN's broadcast cash flow.

Shared Technologies Fairchild Inc. (STCH - $14.625 - OTC) agreed to be acquired by Intermedia Communications for $15 per share, or $713 million in cash and assumed debt, ending Tel-Save Holdings' bid. Tel-Save agreed in July to buy Shared Technologies for stock valued at roughly $12 per share. All three companies offer phone services, mainly as a package, to businesses. Tel-Save agreed to drop its bid and will receive $63 million in breakup fees. Intermedia's move to buy Shared Technologies illustrates the urgency among phone companies of all sizes to get bigger in order to stay competitive. As part of the transaction, Intermedia initiated a $15 cash tender offer for four million shares, or 23%, of Shared Technologies' common shares. The offer expired on December 26, 1997 with shareholders receiving approximately 25% of their position in cash. The remaining shares will be acquired in a second-step $15 cash merger, subject to shareholder and regulatory approvals. The deal is expected to close by the end of the first quarter of 1998.

Tele-Communications Inc./Liberty Media Group (LBTYA - $36.25 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. (TINTA - $18.00 - Nasdaq) have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Time Warner Inc. (TWX - $62.00 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

Viacom Inc. (VIA - $40.875 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with TeleCommunications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon.

Barron's Closed-End Fund Section

      The net asset value of the Gabelli Global Multimedia Trust appears in Monday's The Wall Street Journal, in Saturday's The New York Times in the Publicly Traded Funds column under the heading "General Equity Funds", and in Barron's Mutual Funds/Closed-End Funds section under the heading "Specialized Equity Funds". You may also call 1-(800)-GABELLI (1-800-422-3554) to obtain daily NAVs.

      The following chart appeared in Barron's on February 2, 1998. To review what is presented, the first column lists the fund name and its trading symbol, with the second column indicating the exchange on which it trades. In our case the Multimedia Trust trades on the New York Stock Exchange under the symbol "GGT".

      The "NAV" column illustrates what the actual portfolio value is worth per share - total assets minus the liabilities divided by the number of shares outstanding. The market price is simply the price at which the fund is trading on the exchange. Closed-end funds have a limited number of shares outstanding. To buy or sell shares investors use the NYSE to complete their transactions.

      Concerning the market price, closed-end funds can either trade at a premium or a discount to the NAV. The "Prem/Disc" column illustrates the percentage difference the market price varies from the NAV. As of the close on Friday, January 30, 1998, the Multimedia Trust's last trade was at a 12.5% discount to NAV. The final column indicates the total return (change in market value plus an adjustment for reinvestment of dividends and distributions) of the fund over the twelve months ending January 30, 1998.

-------------------------------------------------------------------------------------------
                                                                                    52 Week
                                   Stock                      Market        Prem     Market
Fund Name (Symbol)                 Exch            NAV        Price        /Disc     Return
-------------------------------------------------------------------------------------------
C&S Realty (RIF)                     A            11.00     12 1/8         +10.2       7.9
C&S Total Rtn (RFI)                  N            17.33     18 11/16       + 7.8      23.0
Centri Fd Canada (CEF)-c             A             4.41      4 3/16        - 5.0       2.0
Delaware Gr Div (DDF)                N            17.79     18 1/4         + 2.6      19.6
Delaware Grpp Gi (DGF)               N            16.80     18 1/16        + 7.5      18.6
Duff&Ph Util Inc (DNP)-a             N             9.77     10 3/8         + 8.8      26.4
Emer Mkts Infra (EMG)                N            13.41     11 3/8         -15.2      -4.0
Emer Mkts Tel (ETF)                  N            15.16     13 5/16        -12.2      -4.0
First Financial (FF)                 N            16.19     18 3/16        +12.3      26.4
Gabelli Gl Multimedia (GGT)          N             9.93      8 11/16       -12.5      44.0
H&Q Health Inv (HQH)                 N            19.09     16 3/16        -15.2      -1.2
H&O Life Sci Inv (HQL)               N            15.74     13 5/16        -15.4      -1.4
INVESCO Gl Hlth (GHS)                N            19.72     18 1/8         - 8.1      32.1
J Han Bank (BTO)                     N            12.25     12 1/4           0.0      70.8
J Han Pat Globl (PGD)                N            15.16     13 7/16        -11.4      18.3
J Han Pat Sel (DIV)                  N            16.80     15 11/16       - 6.6      15.7
Nations Bal Tgt (NBM)                N            10.29      9 1/8         - 8.9      26.2
Petroleum & Res (PEO)                N            39.15     36 1/8         - 7.7       6.9
Royce Micro-Cap (OTCM)               O            10.65      9 3/4         - 8.5      36.2
SthEastrn Thrift (STBF)              O            26.46     27 7/8         + 5.3      76.2
Thermo Opprtynty (TMF)               A            11.65      9 13/16      - 15.8     -18.2

Source:  Barron's
-------------------------------------------------------------------------------------------

      The Gabelli Global Multimedia Trust was ranked #1 among 6 Specialty Closed-End Funds in the "Other" category by Lipper Analytical based on 1 year performance.

================================================================================

                      1997 Lipper Analytical Services, Inc.
                       Performance Achievement Certificate

                     Gabelli Global Multimedia Trust, Inc.

                Ranks NUMBER ONE in the
  LIPPER CLOSED-END FUNDS PERFORMANCE ANALYSIS SERVICE


PERIOD ENDING                      INVESTMENT                       [SEAL]
DECEMBER 31, 1997                  OBJECTIVE

     1 Year                    Specialty Funds: Other


[LOGO]  LIPPER
        ANALYTICAL            The Analytical Standard
        SERVICES, INC.        for Investment Companies.


                                                      /s/ A. MICHAEL LIPPER
                                                      --------------------------
                                                         A. MICHAEL LIPPER, CFA
                                                               PRESIDENT

================================================================================

Dividends

      The Trust recently distributed a dividend of $0.85 per share to Common Shareholders on December 26, 1997. Our Preferred Shareholders were paid a dividend of $1.1165 per share on December 26, 1997. This initial distribution for Preferred Shareholders represents the accrual period from June 4 through December 26, 1997. The next semi-annual dividend of $0.99 per share for the Preferred Shareholders will be paid in June.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

In Conclusion

      Multimedia stocks reigned in 1997. We believe they continue to offer a wealth of opportunity for investors. Global barriers are finally coming down. The mating game will be intense as suitors compete for the most attractive partners. We are in the midst of an exciting party that could last well into the next decade.


                                       Sincerely,


                                       /s/ Mario J. Gabelli

                                       Mario J. Gabelli, CFA
                                       President and Chief Investment Officer

February 1, 1998

      --------------------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1997

      LIN Television Corp.                   BET Holdings Inc.
      Viacom, Inc.                           Ascent Entertainment Corp.
      Cablevision Systems Corp.              Shared Tech Fairchild Inc.
      TCI-Liberty Media Group                Grupo Televisa S.A.
      ITT Corporation                        Time Warner, Inc.

      --------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1997

                                                                                 Market
 Shares                                                        Cost               Value
 ------                                                        ----               -----
COMMON STOCKS -- 80.6%
COPYRIGHT/CREATIVITY COMPANIES -- 31.0%
          Advertising -- 0.0%
    200   Havas Advertising SA .....................        $    19,126        $    25,914
    200   Publicis SA ..............................             13,971             16,312
                                                            -----------        -----------
                                                                 33,097             42,226
                                                            -----------        -----------
          Cable Programmers -- 1.9%
 15,000   CANAL +, Sponsored ADR+ ..................            431,000            557,966
  6,000   Flextech plc+ ............................             37,551             51,931
 40,000   HSN Inc.+ ................................            843,828          2,060,000
                                                            -----------        -----------
                                                              1,312,379          2,669,897
                                                            -----------        -----------
          Diversified Publishers -- 7.5%
 10,000   American Media Inc.,
            Class A+ ...............................             74,500             77,500
 10,000   Arnoldo Mondadori Editore
            SpA ....................................             63,827             78,575
 17,000   Belo (A.H.) Corp., Class A ...............            423,307            954,125
  2,500   Central Newspapers Inc.,
            Class A ................................             71,479            184,844
 10,000   Dow Jones & Co. Inc. .....................            445,096            536,875
    700   Filipacchi Medias ........................             87,284            145,349
 25,000   Golden Books Family
             Entertainment Inc.+ ...................            245,000            257,813
  8,000   Harcourt General Inc. ....................            368,400            438,500
 10,000   Harte-Hanks Communications
            Inc ....................................            222,167            371,250
  4,000   Houghton Mifflin Co. .....................             81,819            153,500
 58,000   Independent Newspapers
            Ltd., ORD ..............................            172,446            317,823
 10,000   Knight-Ridder Inc. .......................            284,196            520,000
 21,000   Lee Enterprises Inc. .....................            419,650            620,812
 10,000   McClatchy Newspapers Inc.,
            Class A ................................            273,000            271,875
  7,000   McGraw-Hill Companies
            Inc ....................................            357,850            518,000
  9,000   Media General Inc., Class A ..............            255,575            376,313
 24,000   Meredith Corp. ...........................            306,413            856,500
 70,000   Nation Multimedia Group ..................            107,608             19,122
 90,000   New Straits Times
            Press Berhad ...........................            287,048            111,531
100,000   Oriental Press Group ORD .................             41,863             30,326
 10,000   Playboy Enterprises Inc.,
            Class A+ ...............................             97,125            138,750
 80,000   Post Publishing Co. Ltd. .................            219,014             51,419
  9,000   PRIMEDIA Inc.+ ...........................             90,000            113,625
 26,000   Pulitzer Publishing Co. ..................            819,755          1,633,125
  8,000   Reader's Digest Association
            Inc., Class A ..........................            178,525            189,000
  2,000   Reader's Digest Association Inc.,
            Class B ................................             45,350             48,750
 30,000   Singapore Press Holdings Ltd. ............            458,532            375,556
250,000   South China Morning Post
          Holdings ORD .............................            172,312            175,829
    300   SPIR Communication .......................             23,329             18,837
 20,000   Thomas Nelson Inc. .......................            214,063            231,250
  4,000   Times Mirror Co., Class A ................             76,575            246,000
 50,000   Times Publishing Ltd. ....................            126,892             86,918
 10,000   United News & Media plc,
            ADR ....................................            249,375            232,500
    200   Wiley (John) & Sons Inc.,
            Class A ................................              5,693             10,825
  1,000   Wolters Kluwer NV ........................             90,625            129,161
                                                            -----------        -----------
                                                              7,455,693         10,522,178
                                                            -----------        -----------
          Entertainment Production -- 8.3%
  5,450   American Radio Systems
            Corp.+ .................................            246,911            290,553
300,000   Ascent Entertainment
            Group Inc.+ ............................          3,550,639          3,112,500
 60,000   BET Holdings Inc., Class A+ ..............          3,001,600          3,277,500
  2,523   EMI Group plc ............................             12,685             21,048
 10,000   EMI Group plc,
            Sponsored ADR ..........................            157,997            166,250
  7,000   Grammy Entertainment plc+ ................             67,723             30,745
  3,500   Granada Group plc ........................             35,566             53,458
  7,000   GTECH Holdings Corp.+ ....................            118,256            223,562
  1,000   Harvey Entertainment Co.+ ................             12,858             10,000
  1,000   Lancit Media Productions
            Ltd.+ ..................................             13,040                937
    300   NRJ SA ...................................             22,694             41,761
  2,877   People's Choice TV Corp.+ ................             17,186              5,125
 10,000   Princeton Video Image, Inc.+ .............             70,000             93,750
100,000   Shaw Brothers (Hong Kong)
            Ltd ....................................            145,929             74,203
 20,000   Spelling Entertainment Group
            Inc.+ ..................................            152,993            140,000
112,500   Tele-Communications Inc./
            Liberty Media Group,
            Class A+ ...............................          1,896,038          4,078,125
  1,700   Tring International Group+ ...............              3,099                154
                                                            -----------        -----------
                                                              9,525,214         11,619,671
                                                            -----------         -----------
          Global Media and Entertainment -- 9.2%
 70,000   Grupo Televisa SA, GDR+ ..................          1,569,017          2,708,125
 22,000   Havas, Sponsored ADR .....................            436,125            385,000
 21,000   News Corp. Ltd., ADS .....................            413,278            468,562
  2,000   PolyGram NV ..............................            114,825             95,375
 50,000   Seagram Co. Ltd. .........................          1,712,589          1,615,625
  1,000   Sony Corp., ADR ..........................             54,114             90,750
 40,000   Time Warner Inc. .........................          1,469,175          2,480,000
115,000   Viacom Inc., Class A+ ....................          3,729,277          4,700,632
  4,000   Walt Disney Co. ..........................            273,750            396,250
                                                             ----------         ----------
                                                              9,772,150         12,940,319
                                                             ----------         ----------
          Hotels and Gaming -- 3.4%
  2,500   Churchhill Downs Inc. ....................            102,432            109,687
  1,000   Gaming Lottery Corp.+ ....................              4,727              3,000
 35,000   Gaylord Entertainment Co.,
            Class A ................................            871,567          1,117,813
 40,000   ITT Corp., New+ ..........................          2,721,650          3,315,000
 60,847   Ladbroke Group plc .......................            173,125            263,820
  2,500   Quintel Entertainment Inc.+ ..............             12,500             13,594
                                                            -----------        -----------
                                                              3,886,001          4,822,914
                                                            -----------        -----------


                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                                 Market
 Shares                                                        Cost               Value
 ------                                                        ----               -----
          Information Publishing -- 0.2%
  4,000   Berlitz International Inc.+ ..............        $    80,606        $   106,500
 25,000   Data Broadcasting Corp.+ .................            139,756            140,625
  1,000   Dun & Bradstreet Corp. ...................             28,747             30,937
    500   Scholastic Corp.+ ........................             16,500             18,750
                                                            -----------        -----------
                                                                265,609            296,812
                                                            -----------        -----------
          Software -- 0.5%
  1,000   Activision Inc.+ .........................              6,415             17,875
    500   Electronic Arts Inc.+ ....................             11,176             18,906
  1,000   Excaliber Technologies Corp.+ ............              7,790              8,562
 10,000   H&R Block Inc. ...........................            289,962            448,125
  1,000   Intel Corp ...............................             32,500             70,250
    500   Microsoft Corp.+ .........................             15,510             64,625
    200   Netscape Communications
            Corp.+ .................................              2,800              4,875
    100   Pixar Inc.+ ..............................              2,200              2,162
                                                            -----------        -----------
                                                                368,353            635,380
                                                            -----------        -----------
TOTAL COPYRIGHT/CREATIVITY
  COMPANIES ........................................         32,618,496         43,549,397
                                                            -----------        -----------

DISTRIBUTION COMPANIES -- 49.6%
          Broadcasting -- 13.5%
 70,000   Ackerley Group Inc. ......................            385,687          1,185,625
  1,000   Audiofina ................................             54,505             41,041
  3,000   Baton Broadcasting Inc.+ .................             19,240             52,482
  1,000   BHC Communications Inc.,
            Class A ................................             89,925            130,250
  3,000   British Sky Broadcasting
            Group, Sponsored ADR ...................             72,400            133,500
 18,000   CanWest Global
            Communications Corp. ...................             92,011            326,231
  2,000   Carlton Communications plc,
            Sponsored ADR ..........................             63,625             78,000
    750   Chancellor Media Corp.,
            Class A+ ...............................             10,736             55,969
 27,260   Chris-Craft Industries Inc. ..............          1,008,422          1,426,039
  1,000   Clear Channel
            Communications Inc.+ ...................             14,122             79,438
  9,000   Cox Radio Inc., Class A+ .................            166,500            362,250
    500   Emmis Broadcasting Corp.,
            Class A+ ...............................             10,489             22,813
    200   Europe 1 Communication+ ..................             44,101             43,821
  8,160   Fisher Companies Inc. ....................            821,610            979,200
  4,000   General Electric Co. .....................            100,069            293,500
  8,750   Gray Communications
            Systems Inc. ...........................            172,625            229,688
 40,000   Gray Communications
            Systems Inc., Class B ..................            810,062          1,030,000
  1,000   Groupe AB SA, ADR+ .......................              7,300              6,438
  5,000   Grupo Radio Centro, SA de
            CV, ADR ................................             42,937             71,250
    500   Jacor Communications Inc.+ ...............              6,958             26,563
  2,500   King World Productions, Inc.+ ............            121,625            144,375
    700   LaGardere Groupe .........................             12,878             23,140
  2,000   Liberty Corp. ............................             87,819             93,500
160,000   LIN Television Corp.+ ....................          7,409,795          8,720,000
    400   Metropole TV M6 SA .......................             35,208             43,787
  1,100   Nippon Television
            Broadcasting ...........................            323,764            322,712
  4,000   NTN Communications Inc.+ .................             23,200              4,000
  1,400   Pathe SA .................................            257,661            271,628
 60,000   Paxson Communications Corp.,
            Class A+ ...............................            502,195            442,500
    976   SAGA Communications Inc.,
            Class A+ ...............................              9,710             20,740
  2,000   Scandinavian Broadcasting
            System SA+ .............................             42,022             49,000
 25,000   Sistem Televisyen Malaysia
            Berhad .................................             36,518              8,420
  5,000   Telemundo Group Inc.+ ....................            208,019            204,375
 50,000   Television Broadcasting Ltd. .............
            ORD ....................................            187,673            142,599
  2,500   Television Francaise 1 ...................            249,649            255,399
 40,000   Tokyo Broadcasting System ................            655,630            505,553
  1,000   TV Azteca, S.A. de C.V.+ .................             18,250             22,563
 10,000   United Television Inc. ...................            763,979          1,038,750
                                                            -----------        -----------
                                                             14,938,919         18,887,139
                                                            -----------        -----------
          Cable -- 7.5%
  8,750   Cable Michigan Inc.+ .....................             91,757            200,156
 46,000   Cablevision Systems Corp.,
            Class A+ ...............................          1,756,462          4,404,500
 25,000   Century Communications Corp.,
            Class A+ ...............................            190,788            243,750
  6,000   Comcast Corp., Class A ...................             87,000            191,250
  1,000   Comcast Corp., Class A
            Special ................................             15,613             31,563
  3,000   Comcast U.K. Cable Partners
            Ltd., Class A+ .........................             43,613             28,313
  2,000   General Cable plc, ADR+ ..................             29,000             13,750
  3,000   NTL Inc.+ ................................             62,325             83,625
  2,000   Mercom Inc.+ .............................             15,250             19,000
 21,000   Rogers Communications Inc.,
            Class B+ ...............................            143,446            102,375
 51,000   TCI Ventures Group+ ......................            746,971          1,443,937
 10,000   Telewest Communications plc,
            Sponsored ADR+ .........................            179,722            122,500
 56,000   Tele-Communications Inc.,
            Class A+ ...............................            964,372          1,564,503
 50,000   Tele-Communications
            International Inc., Class A+ ...........            795,562            900,000
100,000   United International
            Holdings Inc., Class A+ ................          1,395,845          1,150,000
  5,000   Videotron Groupe .........................             42,106             44,085
    100   Wireless One Inc.+ .......................              1,329                200
                                                            -----------        -----------
                                                              6,561,161         10,543,507
                                                            -----------        -----------
          Consumer Services -- 0.6%
  1,000   Department 56 Inc.+ ......................             17,550             28,750
 33,000   Ticketmaster Group Inc.+ .................            495,476            759,000
                                                            -----------        -----------
                                                                513,026            787,750
                                                            -----------        -----------
          Energy -- 0.7%
 50,000   USX-Delhi Group+ .........................            952,500          1,025,000
                                                            -----------        -----------


                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                                 Market
 Shares                                                        Cost               Value
 ------                                                        ----               -----
          Entertainment Distribution -- 2.2%
120,000   Cineplex Odeon Corp.+ ....................         $  165,000         $  150,000
 22,000   GC Companies Inc.+ .......................            609,162          1,042,250
 19,500   Shaw Communications Inc.,
            Class B, Conv ..........................            122,708            207,411
  3,000   TCI Music Inc.+ ..........................             23,850             22,875
 55,000   US WEST Media Group+ .....................          1,023,235          1,588,125
                                                             ----------         ----------
                                                              1,943,955          3,010,661
                                                             ----------         ----------
          Equipment -- 0.8%
  2,000   CommScope Inc.+ ..........................             29,407             26,875
  3,000   Lucent Technologies Inc. .................             81,000            239,625
  1,000   Northern Telecom Ltd. ....................             34,956             89,000
  1,000   Philips Electronics N.V.,
            New York ...............................             38,425             60,500
  1,128   Raytheon Company, Class A ................             37,072             55,625
  3,000   Scientific-Atlanta Inc. ..................             50,804             50,250
 25,000   Sterling Electronics Corp.+ ..............            510,625            521,875
                                                             ----------         ----------
                                                                782,289          1,043,750
                                                             ----------         ----------
          Information Services -- 0.0%
  1,000   Cognizant Corp ...........................             29,380             44,563
                                                             ----------         ----------
          International Telephone -- 7.9%
 70,000   BC TELECOM Inc. ..........................          1,258,080          2,179,770
 35,000   BCE Inc. .................................            693,375          1,165,937
  5,000   BHI Corp. ................................             78,750            153,750
  3,551   Cable & Wireless plc,
            Sponsored ADR ..........................             78,620             86,556
 30,000   Compania de Telecomunicaciones
            de Chile SA, Sponsored ADR .............            545,490            896,250
    500   CPT Telefonica del Peru, ADR .............             10,250             11,625
200,000   CPT Telefonica del Peru,
            Class B ................................            414,925            446,972
  2,000   Deutsche Telekom AG,
            ADR+ ...................................             37,780             37,250
  2,000   Esprit Telecom Group plc,
            ADR+ ...................................             10,330             22,500
  1,000   France Telecom SA, Sponsored
            ADR+ ...................................             34,487             36,000
 50,000   GST Telecommunications
            Inc.+ ..................................            616,453            593,750
     40   Japan Telecom Co., Ltd. ..................            603,933            352,355
    500   Matav Rt., Sponsored ADR+ ................              9,650             13,000
     10   Nippon Telegraph &
            Telephone Corp. ........................             81,575             85,791
  6,000   Philippine Long Distance
            Telephone Co. ..........................            184,252            135,000
  1,000   PT Telekomunikasi
            Indonesia ..............................             20,185             11,063
  3,000   Quebec-Telephone .........................             44,083             62,139
  3,600   Telecom Argentina Stet-France
            Telecom SA, Sponsored ADR ..............             69,082            128,700
  2,000   Telecom Corp. of New
            Zealand Ltd., ADR ......................             62,150             77,500
 18,000   Telecomunicacoes Brasileiras
            SA (Telebras), Sponsored
            ADR ....................................            604,423          2,095,875
  3,000   Telefonica de Argentina SA,
            Sponsored ADR ..........................             64,387            111,750
 18,000   Telefonica de Espana,
            Sponsored  ADR .........................            778,556          1,639,125
 14,000   Telefonos De Mexico SA,
            Class L, ADR ...........................            458,967            784,875
    600   Telstra Corporation Ltd.,
            ADR+ ...................................             19,666             24,900
                                                            -----------        -----------
                                                              6,779,449         11,152,433
                                                            -----------        -----------
          Manufacturers -- 1.2%
 50,000   TriMas Corporation .......................          1,715,000          1,718,750
                                                            -----------        -----------
          Satellite -- 0.7%
    100   Asia Satellite Telecommunications Holdings
            Ltd., Sponsored ADR+ ...................              2,583              1,681
  6,000   EchoStar Communications
            Corp., Class A+ ........................            148,257            100,500
  2,000   General Motors Corp.,
            Class H ................................             44,528             73,875
  2,000   Globalstar Telecommunications+ ...........             13,663             98,250
  7,000   Orion Network Systems
            Inc.+ ..................................             68,005            119,875
  2,000   PT Indonesia Satellite, ADR ..............             59,556             38,625
 70,000   TCI Satellite Entertainment
            Inc., Class A + ........................            650,173            481,250
  5,000   U.S. Satellite Broadcasting
            Co.+ ...................................             61,675             39,688
                                                            -----------        -----------
                                                              1,048,440            953,744
                                                            -----------        -----------
          Telecommunications -- 4.6%
  2,000   Bruncor Inc. .............................             34,068             60,880
  2,000   Electric Lightwave Inc.,
            Class A+ ...............................             30,625             29,750
 40,000   Frontier Corp ............................            741,488            962,500
  1,075   Hellenic Telecommunication
            Organization SA (OTE) ..................             18,170             22,042
  7,000   Metromedia International
            Group Inc.+ ............................             74,775             66,500
  1,000   MIDCOM Communications
            Inc.+ ..................................              9,000                109
  3,000   NewTel Enterprises Ltd. ..................             45,184             71,691
 33,500   RCN Corporation+ .........................            584,889          1,147,375
196,500   Shared Technologies
            Fairchild Inc.+ ........................          2,885,630          2,873,813
 20,000   Southern New England
            Telecommunications Corp. ...............            793,365          1,006,250
  3,000   Telegroup Inc.+ ..........................             30,000             37,875
 12,000   Tel-Save Holdings Inc.+ ..................             55,770            238,500
                                                            -----------        -----------
                                                              5,302,964          6,517,285
                                                            -----------        -----------
          Telecommunications - Long Distance -- 1.4%
 13,000   AT&T Corp. ...............................            449,846            796,250
 16,000   MCI Communications Corp. .................            597,262            685,000
  7,000   Sprint Corp. .............................            168,313            410,375
  2,000   STARTEC Global
            Communications Corp.+ ..................             24,000             44,750
                                                            -----------        -----------
                                                              1,239,421          1,936,375
                                                            -----------        -----------

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                                 Market
 Shares                                                        Cost               Value
 ------                                                        ----               -----
          US Regional Operators -- 1.1%
  1,000   Cincinnati Bell Inc. .....................        $     14,629      $     31,000
 20,200   Citizens Utilities Co.,
            Class B+ ...............................             198,954           194,425
 22,633   Commonwealth Telephone
            Enterprises Inc.+ ......................             262,379           594,116
 11,000   GTE Corp. ................................             377,300           574,750
    731   SBC Communications Inc. ..................              26,800            53,546
    800   Teleport Communications
            Group Inc., Class A+ ...................              12,800            43,900
  1,000   US WEST Communications
            Group+ .................................              24,802            45,125
                                                            ------------      ------------
                                                                 917,664         1,536,862
                                                            ------------      ------------
          Wireless Communications -- 7.4%
 62,000   Aerial  Communications Inc.+ .............             420,170           441,750
  3,000   AirTouch Communications
            Inc.+ ..................................              74,400           124,687
 10,000   American Paging Inc.+ ....................              49,863            21,250
  5,000   BCE Mobile Communications
            Inc.+ ..................................             163,511           125,958
 38,000   Cable & Wireless
            Communications plc, ADR ................             841,650         1,033,125
  1,000   CAI Wireless Systems Inc.+ ...............               1,125             1,125
 35,000   Centennial Cellular Corp.,
            Class A + ..............................             560,156           717,500
 24,000   Century Telephone Enterprises
            Inc ....................................             743,800         1,195,500
 35,000   COMSAT Corp. .............................             656,055           848,750
  7,000   CoreComm Inc.+ ...........................             192,808            70,875
 24,000   Iridium World Communications
            Ltd ....................................             479,125           876,000
  5,000   Loral Space & Communications
            Ltd.+ ..................................              69,750           107,187
  8,446   NEXTEL Communications Inc.,
            Class A+ ...............................              94,069           219,596
  3,000   Omnipoint Corp.+ .........................              23,330            69,750
  1,250   Price Communications Corp.+ ..............               7,675            10,703
  1,000   Qualcomm Inc.+ ...........................              41,625            50,500
 28,500   Rogers Cantel Mobile
            Communications Inc.,
            Class B+ ...............................             574,235           263,625
  2,000   Rural Cellular Corp., Class A+ ...........              20,250            26,125
350,000   Telecom Italia Mobile SpA ................             419,860         1,615,461
 40,000   Telephone and Data Systems
            Inc ....................................           1,718,156         1,862,500
  8,000   Teligent Inc., Class A+ ..................             179,200           197,000
  5,000   360(degree)Communications Co.+ ...........              81,100           100,937
 18,000   Total Access Communications
            plc ....................................             113,625             6,120
  3,000   U.S. Cellular Corp.+ .....................              85,463            93,000
 15,000   WinStar Communications
            Inc.+ ..................................             205,539           374,062
                                                            ------------      ------------
                                                               7,816,540        10,453,086
                                                            ------------      ------------
TOTAL DISTRIBUTION COMPANIES .......................          50,540,708        69,610,905
                                                            ------------      ------------
TOTAL COMMON STOCKS ................................          83,159,204       113,160,302
                                                            ------------      ------------
         PREFERRED STOCKS -- 2.7%
          Broadcasting -- 0.2%
  6,000   Granite Broadcasting Corp.,
            Pfd ....................................        $    360,107      $    291,000
                                                            ------------      ------------
          Entertainment -- 0.1%
  4,000   AMC Entertainment Inc.,
            $1.75, Conv. Pfd. ......................             105,737           154,000
                                                            ------------      ------------
          Global Media and Entertainment -- 0.9%
 62,765   News Corp. Ltd., Sponsored
            ADR Preference Shares ..................             986,187         1,247,454
                                                            ------------      ------------
          US Regional Operators -- 1.0%
 30,000   Citizens Utilities Co., 5.00%,
            Pfd ....................................           1,425,150         1,432,500
                                                            ------------      ------------
          Wireless Communications -- 0.5%
 13,000   AirTouch Communications
            Inc., Series B, 6.00%, Pfd. ............             350,933           463,125
          AirTouch Communications
  3,000   Inc., Series C, 4.25%, Pfd. ..............             133,293           186,937
                                                            ------------      ------------
                                                                 484,226           650,062
                                                            ------------      ------------
TOTAL PREFERRED STOCKS .............................           3,361,407         3,775,016
                                                            ------------      ------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
          Oriental Press Group,Warrants,
 10,000     expires 10/02/1998+ ....................                   0                90
                                                            ------------      ------------
TOTAL COMMON STOCK
  WARRANTS AND RIGHTS ..............................                   0                90
                                                            ------------      ------------
Principal
  Amount
  ------
CORPORATE BONDS -- 2.0%
             Cable -- 1.8%
$1,200,000   HSN Inc., Conv. Sub. Deb.,
               5.875% due 03/01/16,
               144A (b).............................          1,200,000          2,250,000
   300,000   Tele-Communications
               International Inc., Conv.
               Sub. Deb., 4.50% due
               02/15/06.............................            302,098            261,000
                                                            -----------        -----------
                                                              1,502,098          2,511,000
                                                            -----------        -----------
             Global Media and Entertainment -- 0.1%
   100,000   Viacom Inc., Sub. Deb., 8.00%
               due 07/07/06.........................             87,161            100,500
                                                            -----------        -----------
             Equipment -- 0.1%
    90,000     Trans-Lux Corp., Conv. Deb.,
               7.50% due 12/01/06 ..................             90,000            109,800
                                                            -----------        -----------
             Software -- 0.0%
    50,000   BBN Corp., Conv. Sub. Deb.,
               6.00% due 4/01/12 (c) ...............             49,321             48,500
                                                            -----------        -----------
TOTAL CORPORATE BONDS ..............................          1,728,580          2,769,800
                                                            -----------        -----------
U.S. TREASURY BILLS -- 2.9%
 4,119,000    5.273% due 02/19/98++ ................          4,090,071          4,090,071
                                                            -----------        -----------

                       See Notes to Financial Statements

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                                 Market
 Shares                                                        Cost               Value
 ------                                                        ----               -----
REPURCHASE AGREEMENT -- 14.1%
19,857,000   Agreement with State Street
             Bank and Trust, 6.35% dated
             12/31/97 to be repurchased
             at $19,864,005 on 01/02/98,
             collateralized by $15,750,000
             U.S. Treasury Note, 8.125%
             maturing on 08/15/21
             (value $20,362,813) ...................       $ 19,857,000       $ 19,857,000
                                                           ------------       ------------

TOTAL INVESTMENTS --
             102.3% ................................       $112,196,262(a)     143,652,279
                                                           ============       ------------
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED
  STOCK -- (24.6%) .................................                           (34,486,212)
                                                                              ------------
NET ASSETS - COMMON STOCK
  (11,012,415 common shares
  outstanding)-- 77.7% .............................                           109,166,067
                                                                              ------------
NET ASSETS - CUMULATIVE PREFERRED STOCK
  (1,250,000 preferred shares
  outstanding)-- 22.3% .............................                            31,250,000
                                                                              ------------

TOTAL NET ASSETS-- 100% ............................                          $140,416,067
                                                                              ============

NET ASSET VALUE
  ($109,166,067 / 11,012,415
  shares outstanding) ..............................                                 $9.91
                                                                                     =====

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
                                                             Expiration        Unrealized
                                                                Date          Depreciation
                                                                ----          ------------
Forward Foreign Contracts to Deliver
  4,700,000 Hong Kong Dollars
  in exchange for
  USD600,370 .......................................          02/26/98          $ (3,762)
                                                                                --------

(a) Aggregate cost for Federal tax purposes was $112,251,171. Net unrealized appreciation for Federal tax purposes was $31,401,108 (gross unrealized appreciation was $34,810,431 and gross unrealized depreciation was $3,409,323).
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of this security at December 31, 1997 was $2,250,000, representing 1.6% of total net assets.
(c) Security fair valued by the Board of Directors. + Non-income producing security
++    Represents annualized yield at date of purchase.

ADR   - American Depositary Receipt
ADS   - American Depositary Share
GDR   - Global Depositary Receipt
ORD   - Ordinary Share

                                         % of
                                          Net               Market
                                         Assets              Value
                                         ------              -----
GEOGRAPHIC DIVERSIFICATION
 United States....................        80.6%         $113,217,394
 Europe...........................         5.9             8,271,537
 Latin America....................         5.3             7,431,735
 Canada...........................         4.9             6,920,662
 Asia/Pacific Rim.................         3.3             4,574,739
                                         ------         ------------
     Net Assets...................       100.0%         $140,416,067
                                         ======         ============

                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.


                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

ASSETS:
   Investments, at value (Cost $112,196,262)
     See accompanying portfolio:
   Investment securities ..................................       $ 123,795,279
   Repurchase agreement ...................................          19,857,000
                                                                  -------------
                                                                    143,652,279
   Cash and Foreign currency (Cost $287,963) ..............             287,390
   Dividends and interest receivable ......................             107,367
   Unamortized organization costs .........................             131,070
   Receivable for investments sold ........................             289,671
                                                                  -------------
       Total Assets .......................................         144,467,777
                                                                  -------------
LIABILITIES:
   Dividend payable .......................................           2,518,010
   Payable for investments purchased ......................             986,646
   Payable for investment advisory fee ....................             101,542
   Net unrealized depreciation on forward
     foreign exchange contracts ...........................               3,762
   Accrued expenses and other payables ....................             441,750
                                                                  -------------
       Total Liabilities ..................................           4,051,710
                                                                  -------------
       Net assets .........................................       $ 140,416,067
                                                                  =============
NET ASSETS consist of:
   Cumulative Preferred Stock (7.92%, $25
     liquidation value, 1,250,000
     shares outstanding, 2,000,000 shares
     authorized of $0.001 par value)
     redemption value .....................................       $  31,250,000
   Common stock at par value ..............................              11,012
   Additional paid-in capital .............................          77,782,668
   Distributions in excess of net
     realized gain on investments .........................             (79,296)
   Net unrealized appreciation
     on investments .......................................          31,451,683
                                                                  -------------
       Total Net Assets ...................................       $ 140,416,067
                                                                  =============

NET ASSET VALUE ($109,166,067 /
     11,012,415 shares outstanding;
     200,000,000 shares authorized
     of $0.001 par value) .................................               $9.91
                                                                          =====

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

INVESTMENT INCOME:
   Interest income .........................................       $  1,376,113
   Dividend income (net of foreign
     withholding taxes of $31,852) .........................            822,419
                                                                   ------------
     Total Investment Income ...............................          2,198,532
                                                                   ------------
EXPENSES:
   Investment advisory fee .................................          1,203,809
   Shareholder communications expense ......................            294,000
   Legal and audit fees ....................................            209,366
   Shareholder services fees ...............................            173,668
   Amortization of organization costs ......................             70,000
   Payroll .................................................             52,446
   Directors' fees .........................................             37,661
   Other ...................................................             82,475
                                                                   ------------
         Total Expenses ....................................          2,123,425
                                                                   ------------
NET INVESTMENT INCOME ......................................             75,107
                                                                   ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on securities sold ....................         11,220,042
   Net realized loss on futures transactions ...............           (555,031)
   Net realized loss on foreign currency
     transactions ..........................................             (3,587)
                                                                   ------------
   Net realized gain on investments ........................         10,661,424
                                                                   ------------

   Net unrealized appreciation on investments:
       Beginning of year ...................................         10,271,498
       End of year .........................................         31,451,683
                                                                   ------------
   Change in net unrealized appreciation
     on investments ........................................         21,180,185
                                                                   ------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ......................................         31,841,609
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................       $ 31,916,716
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year             Year
                                                                                      Ended            Ended
                                                                                     12/31/97         12/31/96
                                                                                  -------------    -------------
Operations:
  Net investment income .......................................................   $      75,107    $     121,861
  Net realized gain on investments ............................................      10,661,424        4,082,549
  Net change in unrealized appreciation of investments ........................      21,180,185        3,148,676
                                                                                  -------------    -------------
  Net increase in net assets resulting from operations ........................      31,916,716        7,353,086
Distributions to common stock shareholders from:
  Net investment income .......................................................         (64,467)        (121,844)
  Net realized gain on investments ............................................      (9,275,505)      (4,082,549)
  Distributions in excess of net realized gain on investments .................         (29,346)         (31,812)
Distributions to preferred stock shareholders from:
  Net investment income .......................................................          (9,706)              --
  Net realized gain on investments ............................................      (1,385,919)              --
Net decrease in net assets from common stock  transactions ....................      (2,033,650)      (1,234,828)
Net proceeds from issuance of preferred stock .................................      29,836,000               --
                                                                                  -------------    -------------
  Net increase in net assets ..................................................      48,954,123        1,882,053
NET ASSETS:
Beginning of year .............................................................      91,461,944       89,579,891
                                                                                  -------------    -------------
End of year (Including undistributed net investment income of $0 and $2,653 for
  1997 and 1996 respectively) .................................................   $ 140,416,067    $  91,461,944
                                                                                  =============    =============


                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies. The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). On November 15, 1994, the Equity Trust contributed $64,382,764 in exchange for 8,587,702 shares of the Multimedia Trust and immediately thereafter distributed to its shareholders all the shares it held of the Multimedia Trust. Investment operations commenced on November 15, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by Nasdaq, or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on that day. Portfolio securities which are traded on more than one national exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Multimedia Trust. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Short term instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      Repurchase Agreements. The Multimedia Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Multimedia Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Multimedia Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Multimedia Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Multimedia Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Multimedia Trust enters into repurchase agreements to evaluate potential risks.

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts: The Multimedia Trust may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Multimedia Trust may use forward foreign exchange contracts to facilitate transactions in foreign securities and to manage Multimedia Trust's currency exposure. Forward foreign exchange contracts are valued at the forward exchange rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex- dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Permanent differences incurred during the year ended December 31, 1997 resulting from different book and tax accounting policies for currency gains and losses are reclassified between net investment income and net realized gain at year end. The reclassifications for the year ended December 31, 1997 were a decrease in undistributed net investment income of $3,587 and a decrease in distributions in excess of net realized gain on investments of $3,587. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in note 4.

      Provision for Income Taxes. The Multimedia Trust has qualified and intends to continue to qualify as a

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Deferred Organization Expenses. A total of $350,000 was incurred in connection with the organization of the Multimedia Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Multimedia Trust commenced investment operations.

2. Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental net assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 1997, total return of the net asset value of the common shares of the Multimedia Trust exceeded the prorated stated dividend rate during the period from the date of issuance of the Preferred Stock through December 31, 1997.

      During the year ended December 31, 1997, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $49,118 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

      Gabelli & Company acted as co-manager in the underwriting of the Preferred Stock of the Multimedia Trust. In such capacity, Gabelli & Company received underwriting fees and sales concessions before expenses totaling $110,569.

3. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $101,371,119 and $93,300,967, respectively, for the year ended December 31, 1997.

4. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 750,000 shares of the Multimedia Trusts' outstanding common stock. For the year ended December 31, 1997, the Multimedia Trust repurchased 464,133 shares of its common stock in the open market at a cost of $2,033,650 and an average discount of approximately 18.07% from its net asset value. All shares repurchased have been retired.

      Common stock transactions were as follows:

                                                             Year Ended                    Year Ended
                                                              12/31/97                      12/31/96
                                                              ---------                     --------
                                                        Shares         Amount        Shares         Amount
                                                        -------       --------       -------       --------
Shares repurchased by the
  Multimedia Trust................................     (284,133)    $(2,033,650)    (180,000)    $(1,234,828)
Net increase/(decrease)...........................     (284,133)    $(2,033,650)    (180,000)    $(1,234,828)
                                                       ========      ==========    ==========    ===========

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. On June 4, 1997, the Multimedia Trust received net proceeds of $29,836,000 (after offering costs and underwriting discounts of $1,414,000) from the public offering of 1,250,000 shares of Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Fund, at its option, may redeem the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Cumulative Preferred Stock in whole or in part at the redemption price. At December 31, 1997, 1,250,000 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $27,500. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940 requires that along with approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

5. Industry Concentration. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

6. Litigation. Since on or about September 4, 1997, the Multimedia Trust and its Directors have been named as defendants in three shareholder lawsuits seeking class action status and one derivative action. These actions allege that the Multimedia Trust's proxy statement used in connection with the 1997 Annual Meeting of Shareholders failed to disclose the full ramifications of a vote in favor of the elimination of the Multimedia Trust's investment restriction in respect of senior securities. The Multimedia Trust and the Directors intend to vigorously defend these claims which seek, among other things, rescission of the shareholder vote and rescission of the subsequent issuance of preferred stock by the Multimedia Trust or unspecified damages. Because these cases are in their early stages, their outcomes cannot yet be determined and, accordingly, no provision has been made in the financial statements of the Multimedia Trust with respect to these claims.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Per share amounts for a Multimedia Trust common share outstanding throughout each period/year ended December 31,

                                                                        1997           1996            1995           1994*
                                                                        ----           ----            ----           -----
Operating performance:
      Net asset value, beginning of year .........................   $    8.10       $    7.81       $   7.51       $   7.50
      Net investment income ......................................        0.01            0.01           0.08           0.03
                                                                     ---------       ---------       --------       --------
      Net realized and unrealized gain on investments ............        2.85            0.63           0.98           0.03
                                                                     ---------       ---------       --------       --------
      Total from investment operations ...........................        2.86            0.64           1.06           0.06
                                                                     ---------       ---------       --------       --------
      Increase/(decrease) in net asset value from Multimedia Trust
        share transactions .......................................        0.06            0.02          (0.46)            --
      Offering expenses charged to additional paid-in capital ....       (0.13)             --          (0.05)            --

      Distributions to common stock shareholders from:
        Net investment income ....................................       (0.01)          (0.01)         (0.08)         (0.03)
        Net realized gains .......................................       (0.84)          (0.36)         (0.17)            --
        Distributions in excess of net investment income and/or
          net realized gains .....................................       (0.00)(a)       (0.00)(a)      (0.00)(a)      (0.01)
        Paid-in capital ..........................................          --              --             --          (0.01)

      Distributions to preferred stock shareholders from:
        Net investment income ....................................       (0.00)             --             --             --
        Net realized gains .......................................       (0.13)             --             --             --
                                                                     ---------       ---------       --------       --------
      Total distributions ........................................       (0.98)          (0.37)         (0.25)         (0.05)
                                                                     ---------       ---------       --------       --------
      Net asset value, end of year ...............................   $    9.91       $    8.10       $   7.81       $   7.51
                                                                     =========       =========       ========       ========
      Market value, end of year ..................................   $   8.750       $   6.875       $  6.750       $  7.375
                                                                     =========       =========       ========       ========
      Net Asset Value Total Return** .............................        34.4%            9.4%          14.1%           0.8%
                                                                     =========       =========       ========       ========
      Total Investment Return*** .................................        39.6%            7.4%           0.4%          (7.9)%
                                                                     =========       =========       ========       ========

      Ratios to average net assets/
        supplemental data:
        Net assets, end of year (in 000's) .......................   $ 140,416       $  91,462       $ 89,580       $ 64,606
        Net assets attributable to common shares,
          end of year (in 000's) .................................   $ 109,166       $  91,462       $ 89,580       $ 64,606
        Ratio of net investment income to average net assets .....        0.07%           0.13%          1.24%          3.15%+
        Ratio of operating expenses to average net assets(c) .....        2.09%           1.87%          2.04%          1.74%+
      Portfolio turnover rate ....................................        96.1%           32.1%          86.0%           0.0%
      Average commission rate (per share of security)(b) .........   $  0.0410       $  0.0367            N/A            N/A

      Preferred stock:
        Liquidation value, end of year in (000's) ................   $  31,250              --             --             --
        Total shares outstanding (in thousands) ..................       1,250              --             --             --
        Asset coverage ...........................................         443%             --             --             --
        Liquidation preference per share .........................   $   25.00              --             --             --
        Average market value(d) ..................................   $   25.59              --             --             --

-----------
*     The Multimedia Trust commenced operations on November 15, 1994.
** Based on net asset value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
*** Based on market value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
+     Annualized.
(a)   Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.
(c) Based on assets attributable to common stock. The expense ratio based on total net assets would be 1.77%.
(d)   Based on weekly prices.


                       See Notes to Financial Statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 15, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements" are the responsibility of the Multimedia Trust's management; our responsibility is to express an opinion these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from these brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 20, 1998

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                               Calendar Year 1997

Cash Dividends and Distributions

                                                      Total Amount     Ordinary       Long-Term     Dividend
                            Payable        Record         Paid        Investment       Capital    Reinvestment
                             Date           Date        Per Share       Income          Gains         Price
                          ----------      --------       -------       ---------      ---------     --------
Common Shares              12/26/97       12/17/97       $0.8500        $0.2740        $0.5760       $8.7676
Preferred Shares           12/26/97       12/18/97       $1.1165        $0.3600        $0.7565

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, paid during 1997, setting forth specific amounts to be included in the 1997 tax returns. Ordinary income distributions include net invest ment income and realized net short-term capital gains. The percentage of long-term capital gains which are subject to the maximum 28% rate (15% for individuals in the 15% tax bracket) was 30.12%.

Non-Taxable Return of Capital

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

      The Multimedia Trust paid to common shareholders and preferred shareholders an ordinary income dividend of $0.2740 per share and $0.3600 per share, respectively, on Decem ber 26, 1997. The percentage of such dividends that qualifies for the dividends received deduction available to corpo ra tions is 11.35%. The percentage of the ordinary income dividends paid by the Mul ti media Trust during 1997 derived from U.S. Treasury Securities was 21.19%.

                 Historical Distribution Summary -- Common Stock

                                           Short-         Long-
                                            term          term        Non-taxable                  Adjustment
         Annual           Investment       Capital       Capital       Return of        Total          to
         Summary            Income        Gains(b)        Gains         Capital     Distributions  Cost Basis
         -------          ----------      --------       -------       ---------      ---------     --------
1997....................    $0.0058        $0.2682       $0.5760            --         $0.8500          --
1996....................     0.0103         0.0790        0.2857            --          0.3750          --
1995 (a)................     0.0788         0.1529        0.0183            --          0.2500          --
1994....................     0.0305         0.0010        0.0014       $0.0171          0.0500     $0.0171-


                            Historical Distribution Summary -- Preferred Stock

                                           Short-         Long-
                                            term          term        Non-taxable                  Adjustment
         Annual           Investment       Capital       Capital       Return of        Total          to
         Summary            Income        Gains(b)        Gains         Capital     Distributions  Cost Basis
         -------          ----------      --------       -------       ---------      ---------     --------
1997....................    $0.0077        $0.3523       $0.7565            --         $1.1165          --

------------
(a) On August 11, 1995, the Company distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(b)   Taxable as ordinary income.
-     Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a divi dend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage com missions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, bro chures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.


--------------------------------------------------------------------------------
The Annual Meeting of the Multimedia Trust's stockholders will be held at 11:00 A.M. on Monday, May 11, 1998, at the Cole Auditorium, Greenwich Public Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director & Chief Investment Officer
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Executive Vice President
  FMG Group

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GGT
Shares Outstanding 11,012,415

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

                      Phone: 1-800-GABELLI (1-800-422-3554)
                   Fax: 914-921-5118 Internet: www.gabelli.com
                          e-mail: closedend@gabelli.com


                                                                     GBFMT-AR-98